Presentation to Lenders January 14, 2014

1 Disclaimer and Confidentiality This presentation (“Presentation”) is being furnished on a confidential basis solely for use by the recipient in making its own evaluation of Harland Clarke Holdings Corp . (“HCHC”), its business, assets, financial condition, prospects and the potential transaction with Valassis Communications, Inc . (“Valassis”) discussed herein (the “Potential Transaction”) . This Presentation does not purport to contain all of the information that may be required or desired by a recipient to evaluate HCHC, Valassis or the Potential Transaction . In all cases, interested parties should consult their own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent that they deem necessary, and must make their own investment, hedging or trading decision regarding the Potential Transaction based upon their own judgment and advice from such advisers, as they deem necessary, and not upon any views expressed herein . By accepting this Presentation, the recipient agrees, and that neither it nor its agents, representatives, directors, officers, affiliates or employees will copy, reproduce or distribute to others this Presentation, in whole or in part, at any time without the prior written consent of MacAndrews & Forbes Holdings, Inc . (“M&F”) and HCHC . Upon request, the recipient will promptly return all material received from HCHC or M&F (including this Presentation) without retaining any copies thereof . This Presentation contains forward - looking information, including without limitation financial projections and other estimates with respect to the anticipated performance of HCHC, Valassis and their affiliates . Such financial projections and estimates reflect various assumptions concerning the future performance of HCHC and Valassis and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of M&F, HCHC and Valassis) that could cause actual results to differ materially from the statements included herein . The information in this Presentation, including but not limited to forward - looking statements, applies only as of the date of this presentation and is not intended to give any assurance as to future results . The Company and its advisors expressly disclaim any obligation or undertaking to update or revise the information, including any financial data and forward - looking statements . Accordingly , although HCHC’s management believes the financial projections contained herein are reasonable estimates, there can be no assurance as to the reliability or correctness of such financial projections and estimates or any other forward - looking information contained herein, nor should any assurances be inferred, and actual results may vary materially from those projected . When used in this Presentation, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain such identifying words . None of M&F, HCHC, Valassis or any of their affiliates, representatives or advisors assumes any responsibility for or makes any representation or warranty (express or implied) as to, the reasonableness, completeness, accuracy or reliability of the financial projections, estimates and other information contained herein, which speak only as of the date identified on the cover page of this presentation . M&F, HCHC, Valassis and their affiliates, representatives and advisors expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom . None of M&F, HCHC, Valassis or any of their affiliates, representatives or advisors intends to update or otherwise revise the financial projections, estimates and other information contained herein to reflect circumstances existing after the date identified on the cover page of this presentation to reflect the occurrence of future events even if any or all of the assumptions, judgments and estimates on which the information contained herein is based are shown to be in error . This presentation includes Adjusted EBITDA and other financial measures not compliant with generally accepted accounting principles in the United States (“GAAP”) . The non - GAAP measures provided herein may not be directly comparable to similar measures used by other companies in HCHC’s or Valassis’ industry, as other companies may define such measures differently . The non - GAAP measures presented herein are not measurements of financial performance under GAAP, and should not be considered as alternatives to, and should only be considered together with, HCHC’s and Valassis’ financial results in accordance with GAAP . None of M&F, HCHC or Valassis consider these non - GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results .

Table of Contents Appendix II. Executive Summary Chuck Dawson CEO, Harland Clarke 2 I. Transaction Overview Credit Suisse MacAndrews & Forbes VI. Financial Overview Pete Fera CFO, Harland Clarke IV. Valassis Overview Bob Recchia CFO, Valassis V. Harland Clarke Holdings Corp. Overview Chuck Dawson CEO, Harland Clarke III. Key Credit Highlights Chuck Dawson CEO, Harland Clarke VII. Syndication Overview Credit Suisse

3 I. Transaction Overview

4 4 Transaction Overview On 12/17/13, Harland Clarke Holdings Corp. (“Harland Clarke Holdings,” “HCHC,” or the “Company”) entered into a definitive agreement to acquire Valassis Communications, Inc. (“Valassis,” “VCI,” the “ Target,” or together with HCHC, the “Combined Company”)  HCHC is a leading transactional services, consumer and business direct solutions, and marketing services company focusing on solutions for financial, commercial, consumer and educational clients − LTM 9/30/13 Adj. Revenue and Adj. EBITDA of $ 1,271M (1) and $ 394M (1) , respectively  VCI is a leader in intelligent media delivery, providing over 15,000 advertisers with proven and innovative media solutions and the ability to target up to 113M households. As the only media company with national shared mail capability, VCI creates, manages, distributes and monetizes advertising nationwide − LTM 9/30/13 Adj. Revenue and Adj. EBITDA of $1,986M (2) and $ 276M, respectively  Combined Company will be a leading provider of solutions for financial, commercial, consumer, CPG, grocery and drug, specialty retail and educational clients, with pro forma combined revenues and Adj. EBITDA of $3,257M (1)(2) and $776M (1)(3) , respectively  Credit enhancing transaction for HCHC through added scale, diversification, refined customer targeting and robust cash flows − Net leverage of 3.8x LTM 9/30/13 Pro Forma Adj. EBITDA of $ 776M (1)(3) for the Combined Company (capex of $74M) − Net cash leverage of 4.2x (based on PF Adj. EBITDA less capex)  HCHC seeks commitments to the new term loan by January 28 th , 2014  The Company seeks to amend its existing term loan agreement to support this transaction (1) HCHC adjusted revenue and adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12. (2) Includes non - cash gross to net revenue adjustment due to change in contract terms for Valassis Neighborhood Targeted unit. (3) Includes $106.3M of anticipated cost savings post - acquisition.

Transaction Summary

HARLAND CLARKE HOLDINGS CORP.

Sources and Uses

($ in millions)

Sources		Uses	
Cash from HCHC balance sheet (estimate as of 1/31/14)	$1,087	Equity consideration	$1,379
New first lien term loan	500	Refinance existing VCI debt	536
New senior secured notes	275	Refinance a portion of FRN's due 2015	154
New unsecured notes	590	Refinance 9.50% fixed rate notes due 2015	221
		Estimated transaction fees & expenses	85
		Cash to balance sheet	77
Total sources	**$2,452**	**Total uses**	**$2,452**

Note: Equity consideration represents an approximate diluted amount based on 38.8M common shares and 3.8M shares issuable (pursuant to options with an exercise price less than the offer price of $34.04 options outstanding) as of 12/31/13.

Pro Forma Capitalization

($ in millions)

	HCHC w/ HFS		HCHC w/o HFS		HCHC + VCI	
	HCHC[1] 9/30/13	Cum. EBITDA Multiple	HCHC[2] 9/30/13	Cum. EBITDA Multiple	Combined 9/30/13	Cum. EBITDA Multiple
Cash	$76 [3]		$1,087 [4]		$152 [5]	
Existing $80M ABL (PF $150M)	–		–		–	
First lien term loan due 6/2017	626		626		626	
First lien term loan due 5/2018	745		745		745	
9.75% senior secured notes due 8/2018	285		285		285	
New term loan due 5/2018	–		–		500	
New senior secured notes due 1/2020	–		–		275	
Capital & equipment leases	3		3		3	
Total senior secured debt[6]	**$1,659**	**3.3x**	**$1,659**	**4.2x**	**$2,434**	**3.1x**
Net senior secured debt	**1,583**	**3.1x**	**572**	**1.5x**	**2,282**	**2.9x**
FRN's due 5/2015	204		204		$50	
9.50% fixed rate notes due 5/2015	221		221		–	
New unsecured notes due 1/2021	–		–		590	
Total senior unsecured notes	**$426**		**$426**		**$640**	
Total debt	**$2,084**	**4.1x**	**$2,084**	**5.3x**	**$3,074**	**4.0x**
Net debt	**2,008**	**4.0x**	**997**	**2.5x**	**2,922**	**3.8x**
LTM 9/30/13 Adj. EBITDA	**$508**		**$394**		**$776 [7]**	

Note: Reflects the successful completion of the pending tender offer to redeem VCI's existing senior notes.
(1) Excludes GlobalScholar / Spectrum K12 and pro forma for the sale of Faneuil segment unit.
(2) Excludes GlobalScholar / Spectrum K12 and pro forma for the sale of Harland Financial Solutions and Faneuil businesses.
(3) Pro forma cash on hand at HCHC a of 9/30/13 less proceeds from the sale of Harland Financial Solutions.
(4) Represents estimated cash balance at 1/31/14.
(5) Includes $75M of Valassis cash as of 9/30/13.
(6) First lien term loan due 2017 and first lien term loan due 2018 expected debt balances of $608M and $741M, respectively, at 12/31/13 due to amortization payments.
(7) Includes $106.3M of anticipated cost savings post-acquisition.

5

Valassis Investment Thesis

HARLAND CLARKE HOLDINGS CORP.

HARLAND CLARKE HOLDINGS CORP. Valassis

1. **Size and Scalable Advantage**
   - $3.3B PF Revenue(1)(2)
   - $776M PF EBITDA(1)(3)
2. **Client & Product Diversification**
   - 27,500 Total Clients
   - No One Customer Represents a Significant Concentration of Revenue
3. **Strong Cash Flows with 90% EBITDA Conversion(4)**
4. **Recession-Resistant Business**
5. **Attractive Growth Opportunities**
6. **Substantial Cost Reductions Exceeding $100M Anticipated Post-Acquisition**
7. **HCHC Management Team with Significant and Successful Integration Track Record**

A powerful combined offering across transactional services, consumer and business direct, media delivery and educational solutions

(1) HCHC adjusted revenue and adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12.
(2) Includes non-cash gross to net revenue adjustment due to change in contract terms for Valassis Neighborhood Targeted unit.
(3) Includes $106.3M of anticipated cost savings post-acquisition.
(4) Defined as Adjusted EBITDA less Capex over Adjusted EBITDA.

6

Management Presenters 7 Chuck Dawson President and Chief Executive Officer Harland Clarke Holdings Corp. x 35+ years of experience in the financial services and security printing industry x 20 years with Harland Clarke / Clarke American x Former Chief Executive Officer of Rocky Mountain Bank Note; began career at IBM x B.A. in Marketing and an MBA from Lamar University Peter Fera Executive Vice President and Chief Financial Officer Harland Clarke Holdings Corp. x 20 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles x Appointed Executive Vice President and Chief Financial Officer in May 2007 x Former Chief Financial Officer of Honeywell’s Aircraft Landing Systems business x B.A. in Mechanical Engineering from University of Pennsylvania, an M.A. in Mechanical Engineering from MIT and an MBA in Management from MIT's Sloan School of Management Bob Recchia Executive Vice President and Chief Financial Officer Valassis x 31 years with Valassis x Member of the Board of Directors since 1991 x Previously Treasurer and Vice President of Operations for Valassis x Audit experience with Deloitte

8 II. Executive Summary

What Does HCHC Do?

HARLAND CLARKE HOLDINGS CORP.™

HCHC is a leading transactional services, consumer and business direct solutions, and marketing services company focusing on solutions for financial, commercial, consumer and educational clients

Standalone Harland Clarke Holdings

Transactional Services

Harland Clarke[1]
74% of Revenues
LTM Adj. Revenue: $942M
LTM Adj. EBITDA: $317M
Margin: 33.7%

- Payment solutions (60% of HCHC Revenue comprised of FI checks and accessories)
- Trusted financial institution partner operating in highly secure network
- Long-term contracts with 85% recurring revenue
- 3 – 5 year contracts
- Delivery, security and anti-fraud programs
- 12,500 + financial and commercial institutions
- Frequent consumer touch points including online and contact centers







Consumer and Business Direct Solutions

Harland Clarke[1]
14% of Revenues
LTM Adj. Revenue: $178M
LTM Adj. EBITDA: $48M
Margin: 27.0%

- Delivery, security and antifraud programs
- Online, direct to consumer social and business products
- Frequent consumer touch points
- Relationships with:
  - Large big box retailers
  - Small business software providers
  - Direct selling associations
- 7%+ growth in certain channels


Company Name
Name
Title
Address
City, State Zip
Phone
Fax

Stationery by HARLAND CLARKE®

Education, Assessment and Testing

Scantron[1][2]
12% of Revenues
LTM Adj. Revenue: $154M
LTM Adj. EBITDA: $47M
Margin: 30.4%

- Scanners and forms
- Online formative and computer adaptive assessment solutions
- Razor blade model – high recurring revenue
- More than 30,000 educational accounts
- Services 80 of the largest 100 school districts in the U.S.
- National field technical operation of 170 people





Harland Clarke Holdings has entrenched customer relationships. Customers depend upon HCHC for secure transactions, services and products as well as reliability

Note: LTM as of 9/30/13.
(1) Excludes corporate.
(2) Excludes GlobalScholar / Spectrum K12.

9

What Does Valassis Do?

HARLAND CLARKE HOLDINGS CORP.

Valassis is a leader in intelligent media delivery, providing over 15,000 advertisers with proven and innovative media solutions and the ability to target up to 113M households

Valassis
LTM Consolidated Revenue: $1,986M(1)
LTM Consolidated Adj. EBITDA: $276M
Margin: 13.9%

Shared Mail (Direct Mail Delivery)
Assemble and Distribute
LTM Revenue: $1,363M
69% of Total Adj. Revenue(1)
LTM Adj. EBITDA(2): $218M
Margin: 16.0%

- Only national distribution network
- Ability to reach up to 113M households
- 36B+ inserts annually
- Unique combination of unparalleled reach and pinpoint targeting
- RedPlum©

Promotional Inserts

Free Standing Inserts ("FSI")
Publish Books and Distribute
LTM Revenue: $306M
15% of Total Adj. Revenue(1)
LTM Adj. EBITDA(2): $47M
Margin: 15.4%

- Reach 60M households over 40x/yr
- Deep relationships with all major CPG manufacturers and retailers
- Industry owns over 90% of CPG coupon volume after 40+ years of proven performance
- RedPlum©

Coupons

NCH Clearing and Analytics
Coupon Clearing House
LTM Revenue: $90M
5% of Total Adj. Revenue(1)

- U.S. Clearing
  - Coupon clearing and reconciliation for retailers and manufacturers
  - Analysis of overall program performance
  - Fraud prevention / detection
- Europe
  - All of the above plus digital

Coupons

- Other business units include Neighborhood Targeted ($115M(1) Adj. LTM Revenue) and Digital ($47M LTM Revenue)
  - Neighborhood Targeted operates within the national newspaper network, offering turnkey print and placement services, targeted zone delivery and home delivered capability

Valassis offers an unparalleled integrated market offering, with unmatched consumer targeting capabilities across the only national shared mail distribution network

Note: LTM as of 9/30/13.
(1) Includes non-cash gross to net revenue adjustment due to change in contract terms for Valassis Neighborhood Targeted unit.
(2) Excludes $106.3M of anticipated cost savings post-acquisition.

10

11 Valassis Value Chain Overview Valassis is a secure and reliable partner with tremendous reach to individual U.S. households Retailers Consumer goods market Shared Mail 113M households Free Standing Inserts (“FSI”) 60M households 40+ times a year  Receives or prints ads and coupons 36B+ inserts annually “Price Promotion Ads” Post office (USPS) 1,000 newspapers Coupons (Sunday)  1.4B coupons processed in 2012  28k retailers  $1.6B face value of coupons processed in 2012 NCH Clearing and Analytics Retailers

Valassis Value Proposition

HARLAND CLARKE HOLDINGS CORP.

The only media company with national shared mailed distribution capabilities, VCI creates, manages, distributes and monetizes advertising nationwide

Unparalleled Reach and Scale

- Cost effective and proven suite of tools to reach and activate consumers likely to buy
- Nationwide direct mail coverage reaching up to approximately 67–78M households weekly, and up to ~96% (113M) of all U.S. households[(1)] monthly
  - Local sub zip-code targeting capabilities
- Newspaper and mail delivered coupons distributed to 60M households (45M Newspaper, 15M Shared Mail), 40+ times per year
- Leading coupon processor offering end-to-end solutions with data capture and analytics capabilities

Secure & Diverse Client Relationships

- Many client advertisers have a 30+ year direct relationship with VCI
- Majority of all revenue covered by multi-year contracts
  - Postage costs are passed through
- Successful cross-selling with 30% of clients buying multiple products (2 or more)
- Highly diversified clients with quality names spanning consumer packaged goods ("CPG"), retail, restaurant, grocery, drug and service providers in all sectors nationwide

Attractive Operating Leverage

- Driven by co-op packages distributed through shared delivery mechanisms
- Ability to drive in excess of 70% margins on incremental Shared Mail inserts into packages
- Ability to print in-house to drive further margin
- Long standing and proven relationships with delivery partners and suppliers

Compelling Growth Opportunities

- Significant growth from Variable Data Postcard ("VDP"), enhanced targeting, data and digital growth capabilities
- Multiple avenues to drive volumes from alliances, media agencies and shopper marketing
- Persistent consumer demand for couponing and promotion products
- Multiple products benefit from recovery in ad spending and changing consumer behavior
- Deeper penetration of national accounts and smaller customer groups

(1) Assumes 117.5M total households in the U.S. Source: United States Census Bureau.

12

Compelling Combined Offering

HARLAND CLARKE HOLDINGS CORP.

Leading provider of solutions for financial, commercial, consumer, CPG, grocery and drug, specialty retail and educational clients, with pro forma combined revenues and Adj. EBITDA of $3.3B[(1)(2)] and $776M[(2)(3)], respectively

LTM Revenue by Portfolio[(1)(2)(5)]



NCH: 3%
Other: 7%
FSI: 9%
29%
5%
5%
Shared Mail: 42%
Transactional Services
Consumer & Business Direct Solutions
Education, Assessment, and Testing
Media Delivery Solutions (Valassis)

LTM EBITDA by Portfolio[(2)(4)(5)]



NCH & Other: 2%
FSI: 7%
Shared Mail: 32%
46%
7%
7%
Transactional Services
Consumer & Business Direct Solutions
Education, Assessment, and Testing
NCH and Other

LTM Revenue by Industry[(1)(2)(5)(6)]



2%
2%
1%
3%
4%
6%
9%
10%
10%
13%
30%
5%
5%
Financial
Education
Consumer business and direct
Grocery & Drug
Specialty retail
CPG
Restaurants
Consumer services
Telecom
Satellite
Discount stores
Direct marketers
Other

$3.3B[(1)(2)] company serving multiple industries with a robust portfolio of products and services designed to optimize customer relationships and deliver earnings

Note: LTM as of 9/30/13.

(1) Includes non-cash gross to net revenue adjustment due to change in contract terms for Valassis Neighborhood Targeted unit.
(2) HCHC adjusted revenue and adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12.
(3) Includes $106.3M of anticipated cost savings post-acquisition.
(4) Excludes $106.3M of anticipated cost savings post-acquisition.
(5) Excludes corporate eliminations at HCHC.
(6) Percentages are based on data from VCI's accounting system and HCHC's general ledger.

13

Strategic Geographic Footprint

HARLAND CLARKE HOLDINGS CORP.

Nationwide footprint built over 40+ years facilitates an expansive distribution network



Seattle, WA
San Francisco, CA
Salt Lake City, UT
Denver, CO
Wichita, KS
Eagan, MN
Milwaukee, WI
Deerfield, IL
Lisle, IL
Livonia, MI
Toronto, Canada
Taunton, MA
Windsor, CT
Pittsburgh, PA
Columbia, PA
Folcroft, PA
Cincinnati, OH
Jeffersonville, IN
Louisville, KY
Boulder City, NV
Nashville, TN
High Point, NC
Raleigh / Durham, NC
Charlotte, NC
Los Angeles, CA
Santa Ana, CA
San Diego, CA
Phoenix, AZ
Birmingham, AL
Atlanta, GA
Dallas, TX
Grapevine, TX
Juarez, MX
El Paso
Houston, TX
New Braunfels, TX
San Antonio, TX
Jacksonville, FL
Orlando, FL
Delicias, MX
Nuevo Laredo, MX
Miami, FL
Gurabo, Puerto Rico
Harland Clarke
Call center
General operations
Plant
Headquarters
Valassis
Valassis manufacturing / Shared Mail facility
NCH manufacturing
Valassis large office
NCH large office
Headquarters
Scantron
General operations
Plant
Headquarters

Note: Harland Clarke is headquartered in San Antonio, TX, Scantron is headquartered in Eagan, MN and Valassis is headquartered in Livonia, MI. Valassis has small operations in Europe mainly focusing on coupon clearing.

14

15 III. Key Credit Highlights

16 Key Credit Highlights Substantial Barriers to Entry Track Record of Achieving Cost Savings Recession - Resistant Business Model with Stable End Markets Diversified Business Model Strong Free Cash Flow Generation Strong Management Team 1 3 4 5 6 2

17 Substantial Barriers to Entry HCHC VCI Significant Operations Footprint Other Scale and Reach  12,500 + financial and commercial institutions − Long - term contracts; 3 - 5 year terms  More than 30,000 educational accounts  Average of 20+ year relationships with key clients  Well - positioned in environment of bank consolidation or expansion due to scale  Shared Mail is only national distribution network − Reach 113M households − 36B+ inserts delivered annually  Unparalleled, proprietary database of 105,000 Advertising Targeting Zones allow VCI to target consumers on a sub - zip code level  Costly for a competitor to achieve the same critical mass required to offset the large fixed cost of postage  Long - term (1 - 2 years) contracts at FSI difficult for competitors to break 1  Significant operations infrastructure, including: − Print facilities − Contact centers − On - line customer facing websites  Operations infrastructure hard to replicate, requiring extensive green field investment  National distribution network  Security and trust − Strong system integration with financial institutions results in long - lasting relationships − Proven track record of successfully protecting mission critical financial data − Trusted provider of testing materials  Shared Mail is the only national distribution network − Reaches up to 113M households monthly − 36B+ inserts delivered annually  Unique logistics interface with USPS  15,000 direct relationships built over 30+ years with the largest national CPG manufacturers and retailers  Average FSI book size of 30 pages results in lower distribution cost per page due to critical mass  NCH processed ~$1.6B in face value coupons in 2012  400 person strong sales team selling to multiple verticals  17 distribution centers located strategically around the U.S.  Contracts provide ability to pass through postage rate increases  Both Shared Mail and FSI contracts are typically between 1 and 3 years

2 Diversified Business Model

HARLAND CLARKE HOLDINGS CORP.

Strong Diversified Business

- Broader client base across diverse markets with minimal customer concentration
  - No one customer represents a significant concentration of revenue
- Largest revenue portfolio reduced from 74% to 30% of the Combined Company's PF Revenue
- Revenues derived from all FI checks reduced to 23% of Combined Company Revenue

Diversified Client Base (Representative Sample)

VCI	HCHC
Unilever, Del Monte, gsk GlaxoSmithKline, Target, Safeway, Rite Aid, Kmart, IKEA, Lowe's, Time Warner Cable, Wendy's	BBVA Compass, Navy Federal Credit Union, NYC Department of Education, TD Bank

Pre-Acquisition Product Mix(1)(3)



16%
12%
12%
60%
FI checks
Non-FI checks
Education
Other

Post-Acquisition Product Mix(1)(2)(3)



23%
5%
5%
6%
61%
FI checks
Non-FI checks
Education
Other HCHC
Valassis

Post-Acquisition End Market Mix(1)(2)(3)(4)



4%
2%
2%
1%
3%
30%
6%
9%
10%
10%
13%
5%
5%
Financial
Education
Consumer business and direct
Grocery & Drug
Specialty retail
CPG
Restaurants
Consumer services
Telecom
Satellite
Discount stores
Direct marketers
Other

(1) HCHC adjusted revenue pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12.
(2) Includes non-cash gross to net revenue adjustment due to change in contract terms for Valassis Neighborhood Targeted unit.
(3) Excludes corporate eliminations at HCHC.
(4) Percentages are based on data from VCI's accounting system and HCHC's general ledger.

18

$0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $0 $50 $100 $150 $200 $250 $300 1998 2000 2002 2004 2006 2008 2010 2012 Industry Ad Spending Valassis Revenue 2001 Ad Recession Outperform +4% "The Great Recession" (2007 - 2009) Outperform +8% 19 19 Recession - Resistant Business Model with Stable End Markets 3 Favorable Coupon Industry Trends Consumers’ Regular Use of Coupons for CPG Products (2) (% of all consumers) 63.6% 75.8% 77.0% 78.3% 80.6% 79.8% 2007 2008 2009 2010 2011 2012 Pre - Recession Recessionary Period (3) Post - Recession (1) HCHC adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12 . (2) 2013 Annual NCH Coupon Facts, Valassis. (3) Official period of most recent recession according to the Bureau of Economic Research Business Cycle Dating Committee: December 2007 t o J une 2009. (4) Industry Ad Spend, Kantar Media; Valassis Revenue, internal Valassis tracking, pro forma for ADVO acquisition in 2007. (5) Excludes $106.3M of anticipated cost savings post - acquisition. (6) P ro forma for ADVO acquisition in 2007. VCI Stability Through Multiple Recessions ($ in billions) ~90% of pro forma revenue derived from stable end markets $255 $217 $263 $319 $317 $305 $276 2007 2008 2009 2010 2011 2012 LTM 9/30/13 Steady Revenue Performance Through Two Downturns (4)(6) Adj. EBITDA Performance (5)(6) +1% – 3% – 9% – 17% HCHC Stability Through the Recession ($ in millions) ($ in millions) $304 $377 $411 $402 $380 $382 $394 2007 2008 2009 2010 2011 2012 LTM 9/30/13 Adj. EBITDA Performance (1)

20 20 Strong Free Cash Flow Generation ($ in millions) 4 $3.8B Proven Historical Free Cash Flow (Adj. EBITDA – Capex) $333 $375 $371 $329 $338 $340 $192 $244 $292 $295 $284 $256 $106 $525 $619 $663 $624 $622 $702 $525 $1,144 $1,807 $2,431 $3,053 $3,755 2008 2009 2010 2011 2012 LTM 9/30/13 HCHC FCF VCI FCF Cost Savings Cumulative FCF Note: HCHC EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and excludes GlobalScholar / Spectr um K12. Excludes anticipated cost savings of $106.3M post acquisition.

25.2% 28.9% 29.2% 28.9% 30.1% 31.0% 2008 2009 2010 2011 2012 LTM 9/30/13 $2.5 $4.0 Harland Clarke TGI Projected Realized ($ in millions) $106.4 $110.2 Achieved within first 18 months after transaction, with total exceeding $112.6M Achieved in the first 9 months after transaction Projected cost savings for first 12 to 18 months 21 21 Track Record of Achieving Cost Savings at HCHC… 5 HCHC management has proven ability to reduce costs driven by a strong culture of continuous improvement  S uccessfully consolidated facilities, negotiated procurement savings and reduced corporate overhead at the Company  Technology investments (e.g. CheckFolio automation, continuous digital color ink jet printers) have provided significant cost re ductions as well as additional product capabilities  Achieved consistent annual and recurring cost savings, expanding margins 580 bps from 2008 through LTM 9/30/13 HCHC Track Record of Cost Reductions HCHC Adj. EBITDA Margin Expansion (1) Since 2008, HCHC has expanded Adjusted EBITDA margin by ~580 bps (1) HCHC adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12.

22 22 5 … and at Valassis Proven Reduction in FSI Cost Per 1000 Units (1) SG&A excluding stock based compensation, restructuring and legal fees related to lawsuit $370 $337 $337 $310 $297 2008 2009 2010 2011 2012 Steady Adj. EBITDA Margin (2) Expansion 9.1% 11.7% 13.7% 14.2% 14.1% 2008 2009 2010 2011 2012 100 107 115 109 110 123 100 90 93 95 93 100 99 97 95 95 94 85 77 75 72 69 100 97 97 94 97 100 91 91 96 94 92 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 9/30/13 Paper Media Print, Distribution & Operations Consistent SG&A Reduction Note: SG&A excluding stock based compensation, restructuring and non - recurring legal fees. (1) Indexed to 2003 FSI cost per 1000 units. (2) Margin calculated off of reported revenue.

Significant Cost Reductions 23  ~65% of total cost savings are headcount related  HCHC’s best practices in procurement, employee benefits, and operations to result in significant cost savings  VCI and HCHC have cultures of cost reduction  $101M achievable by 2015  Nearly all cost savings are expected to be implemented within 24 months ($ in millions) Nearly All $106M Cost Savings in Next 24 Months Plan to Achieve 5 $76.5 $12.6 $4.2 $5.5 $3.1 $4.4 $106.3

Proven Management Team with Significant Acquisition Integration Track Record 24 Highly Experienced Executive Management Team Multi - disciplinary expertise ■ Chuck Dawson President & Chief Executive Officer Harland Clarke Holdings Corp . – 20 years with Clarke American / Harland Clarke and 35+ years of experience in the financial services and security printing industry ■ Peter Fera Executive Vice President & Chief Financial Officer Harland Clarke Holdings Corp. – 20 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles ■ Dan Singleton President & Chief Executive Officer Harland Clarke – 28 - year career in payment solutions industry having held positions at Xerox and Deluxe Checks Long tenure / significant industry background Significant M&A execution and integration track record Extensive sales & marketing background / experience Exceeded synergies for previous acquisitions 6 ■ Rob Mason President & Chief Executive Officer Valassis Communications Inc. – 19 years of experience with Valassis ■ Bob Recchia Chief Financial Officer Valassis Communications Inc. – 31 years of experience with Valassis ■ Ron Goolsby Chief Operating Officer Valassis Communications Inc. – 30 years of experience with Valassis in various manufacturing and operational roles HCHC Valassis Management incentives are aligned with debt holders: grow EBITDA and free cash flow

25 IV. Valassis Overview

26 Valassis Company Overview Company Overview LTM Revenue by Segment (1) LTM Revenue by Client Vertical (1)(2) Select Clients Leading media and marketing services company, offering reach and scale to more than 15,000 advertisers  Provides clients with multiple solutions, including direct “shared” mail, free standing inserts , neighborhood targeted, digital and coupon clearing services  RedPlum media portfolio delivers value on a weekly basis to over 100M shoppers , helping them find compelling national and local deals  Consumer interaction under RedPlum brand  Headquartered in Livonia , MI with ~6,400 employees 69% 15% 5% 11% Direct "Shared" Mail Free Standing Inserts NCH (coupon clearing) Digital, Neighborhood Targeted, and other 22% 17% 16% 14% 10% 6% 2% 4% 3% 5% 1% Grocery & Drug Specialty Retail Consumer Goods Restaurants Consumer Services Telecom Direct Marketers Satellite Discount Stores Other Financial Note: LTM as of 9/30/13. (1) Includes non - cash gross to net revenue adjustment due to change in contract terms for Valassis Neighborhood Targeted unit. (2) Percentages are estimates based on VCI's accounting system.

Large, Resilient Industry with Supportive Trends 27 Supportive Industry Trends Increased Coupon Distribution since 2008 Insert Volume Continues to Grow Free standing inserts continue to be a stable and highly utilized channel  Strong coupon and promotion industry − 9 % increase in coupon distribution since 2008 − 12% increase in coupon redemption since 2008 − 80% of consumers use coupons regularly  FSI s deliver over 90% of CPG coupons  Valassis delivers 69B + FSI Pages Direct “shared” mail is reliable  89 % of consumers sort and read mail daily  80% look at the Valassis Package weekly  41% make a weekly purchase based on content  73% prefer to receive new product announcements via mail  Valassis delivers 36B+ inserts via mail annually CPG Marketers Maintained a Steady Flow of Coupons to Consumers in 2012 281 305 2008 2012 FSI Industry Page Volume +18.9% 2,946 NEP (1) 3,504 NEP (1) Sources: Kelsey 2012 – U.S. LocalMedia Forecast; Advertising Readership & Response Tracking Study 2012 Year End; TNS Custom Studies, NFO WorldGroup, 2011; NCH Marketing Services, Inc. Coupon Facts Report, 2013. (1) National Equivalent Page (“NEP”) is an industry form of measurement calculated by multiplying the page size (such as half or full page) and the desired circulation of the advertiser for the offer and dividing such product by publisher’s fully - offered circulation in all markets (as updated by the publisher from time to time ). For example, assuming a half page offer published with an advertiser desired circulation of 30M out of publisher’s fully offered circulation of 60M, the NEP would be: 0.50*30M/60M = 0 .25 00 NEP. (Total U.S. CPG Coupon Distribution Volume, in Billions / All Media) +8.5%

28 Direct “Shared” Mail Product Overview  Valassis reaches up to 113M, or 96% of U.S. households (1) once a month − Combines individual print advertisements of various clients into a single shared mail package − Nationwide network of state - of - the - art distribution facilities provides clients with the ability to reach consumers within a two - day window  Target customers include national, regional and other multi - location regional advertisers Competitive Dynamics  Competitors include newspapers and local shopper programs  Competitive advantages: − National scale − Sub - zip code level targeting − 52 - week frequency − 80% readership, 41% response rate − Stable circulation Representative Clients Representative Shared Mail Package New Higher Quality Wrap Standard Shared Mail Package Variable Data Postcard (“VDP”) (1) Assumes 117.5M total households in the U.S. Source: United States Census Bureau.

29 Valassis Targeting Capabilities  Proprietary database of 48,000 print Advertising Targeting Zones (“ATZs”) − Superior consumer targeting not performed by competitors  Clients can select targeting levels on a national, regional or local level  Leverage financial institution relationships to drive additional sales in VDP product Integrated Market Offering Illustrative Zip Code 60068 (Park Ridge, IL) Proprietary and s yndicated data Cost effective campaigns with measurable ROI Identify (Who) Locate (Where) Connect (How) Zip code Index for profile identified HHs income HHs with children (ages 5–14) Pizza index Online >10 hours per week via (PC or tablet) 60068 102 $83,200 33% 104 40% B1 143 $109,000 39% 126 57% C1 83 $72,000 28% 73 29% D1 71 $67,000 30% 81 32% F1 118 $101,000 38% 142 44% ATZ Unparalleled Consumer Targeting Abilities

 VCI has the ability to contractually pass through 100% of postal increases  Valassis is one of top five clients for the USPS  Achieve saturation with coast to coast reach combined with local household targeting  Using over 700 trucks delivering Shared Mail packages to over 3,600 USPS post offices and over 200 USPS sectional center facilities 30 Direct “Shared” Mail (cont’d) Shared Mail Operating Statistics Distribution Advantages 32.9 33.0 36.1 36.8 36.7 37.0 $298.5 $310.6 $338.8 $350.2 $352.6 $357.6 2008 2009 2010 2011 2012 LTM 9/30/13 Total Pieces Revenue / Package (Revenue / package in $; total pieces in billions) Underweight Postage Opportunity 84% 16% Used base Unused base 2012 Opportunity to increase package utilization by 16% 111 111 113 113 2010 2011 2012 2013 Total Households Reached (in millions) Up to 3.3oz fixed rate

31  Increase pieces per package through market - by - market share gain, sales & marketing reorganization, agency partnerships and shopper marketing programs Direct “Shared” Mail Growth Initiatives Increased Pieces per Package Enhanced Wrap Quality / Sell Through Variable Data Postcard (“VDP”) Fixed postage cost up to 3.3oz  Increase pieces per package through market - by - market share gain, sales & marketing reorganization and agency partnerships  Enhanced Wrap quality and sell - through − Total committed revenue for 2014 of $102M (51% of available space) as of December 14, 2013 vs. $98M (47%) in comparable prior year period  Variable data postcard (“VDP”) expansion  Print and digital integrated media solution  Sales force realignment positions business for growth Old Wrap New Wrap $99 $102 48% 51% 2013 2014 Committed revenue % available space sold ($ in millions)  Total committed revenue for 2014 of $102M (51% of available space) as of December 14, 2013 vs. $ 99M ( 48%) in comparable prior year period Print and Digital Integrated Media Solution Sales Force Realignment  Focused sales force with multi - product knowledge provides coverage of national and regional customers  Household targeted product that competes with solo mail at a more cost efficient price point  Delivered with S hared M ail for cost efficiency  Opportunity to leverage HCHC financial institution relationships

32 Free Standing Inserts Product Overview  FSIs are four - color booklets containing primarily coupons from multiple clients  Distributed through newspapers (75%) and direct shared mail (25%) − 60.5M households on 43 publishing dates in 2013  Offers product category exclusivity for clients FSI Volume Insulated from Newspaper Decline Source: Newspaper Association of America. Competitive Dynamics  National scale  Sustainable distribution via newspaper and mailbox  Superior ROI and minimal cost/coupon distributed  In - house manufacturing = low cost Key Growth Opportunities  Share gain (CPG and non - CPG)  Shopper marketing driven retail pages  Integrated print and digital coupon solution  Market list optimization 196.6 204.3 213.6 205.6 208.0 211.6 64.6 67.6 73.0 69.3 69.3 76.3 2008 2009 2010 2011 2012 LTM 9/30/13 Market Volume Valassis Volume Distribution Method (units in billions of pages) 100% 75% 25% 2008 2013 Newspapers Direct Shared Mail  Valassis has sustainable FSI distribution to counter declining newspaper circulation  Added more than 200 new newspapers since 2008  Leveraging Shared Mail to alter mix from 100% newspaper to 75% newspaper / 25% Shared Mail

33 NCH Clearing and Analytics Product Overview  NCH is a provider of coupon clearing, analytical promotion information management products and marketing services for retailers and consumer - packaged goods manufacturers in the U.S. and Europe  Services include: − Retailer coupon clearing and reconciliation − Manufacturer redemption − Analysis of overall program performance − Fraud prevention NCH Provides A Critical Function To Customers Source: CPG Coupons: U.S. Market Analysis report by NCH. Competitive Dynamics Key Growth Opportunities  Share gain (CPG and retail)  European revenue growth (digital and clearing )  Competitive advantages : − Leading coupon redemption clearing and analytics company in the U.S. − Market leader in Europe Consumers Redeeming Retailers Coupon Issuing Manufacturers

Digital Overview

HARLAND CLARKE HOLDINGS CORP.

Product Overview

- Brand.net uses Purchase Precision Technology™ to empower advertisers to reach their targeted audiences at scale
  - Digital products provide clients with the unique opportunity to integrate offline and online media
  - Select clients:

comcast. Value City Furniture SAFEWAY MARS IKEA at&t COX Kroger QUAKER RITE AID

- In addition to display advertising capabilities offered through Brand.net, Valassis's suite of digital products includes secure digital print at home coupons and downloads to frequent shopper card coupons
- VCI is well positioned for digital couponing


redplum.com
Printable
Downloadable
Beauty
Health & Drug
Household
Pantry Food
ARTISAN
Discover Crafted Flavor
Click to Save
Beauty Coupons
Latest
Beauty
Health & Drug
Household
Pantry Food
Pets
Refrigerated Food
Printable Coupons
Downloadable Coupons
SAVE $1.00
SAVE $1.00
MY PROGRAMS

Competitive Dynamics

- Display advertising: Specific Media, MaxPoint, Yahoo, Collective Media
- Coupons: coupons.com
- **Competitive advantages:**
  - 400 sales people interfacing with clients
  - 105,000 sub-zip distribution units
  - Optimized media solution combining print and digital

Key Growth Opportunities

- Sales engagement and velocity (core client and digital agency)
- Mobile platform development and expansion - additional scale and data (owned)
- Low-touch infrastructure for field clients

34

35 35 Consistently Robust Customer Spending Stable U.S. Advertising and Marketing Spending on Shared Mail SG&A excluding stock based compensation, restructuring and legal fees related to lawsuit $122.7 $126.9 $127.9 $129.9 $86.4 $87.8 $89.0 $89.9 $25.8 $28.9 $34.6 $39.7 2009 2010 2011 2012 Traditional (i.e. TV, Radio, Billboard) Direct (incl. VCI Shared Mail) Digital ($ in billions) Source: Winterberry Group, 2012. FSI the Consistently Favored Coupon Delivery Method (1) 87.5% 85.9% 87.7% 89.4% 90.1% 91.1% 2.0% 2.6% 2.4% 2.3% 2.1% 1.9% 2.2% 2.4% 2.2% 1.5% 1.4% 1.8% 5.1% 5.6% 5.2% 4.2% 3.9% 3.5% 3.2% 3.5% 2.5% 2.6% 2.5% 1.7% 2008 2009 2010 2011 2012 1H 2013 Free-Standing Insert (incl. VCI FSI) Direct Mail Magazine Handout In-Store All Other Media (incl. Digital) FSI and Shared Mail customer dollars uninterrupted despite digital presence  FSI and Shared Mail remain top delivery vehicles for coupons − FSIs are #1 delivery mechanism − Unmatched scale and reach − Superior ROI for advertisers vs. other media  Digital spending is increasing, but not at expense of FSI or Shared Mail − Little evidence of any secular shifts away from FSI or Shared Mail  Digital represents an opportunity, not a threat (1) Percentages based on total coupons distributed by method.

36 V. Harland Clarke Holdings Corp. Overview

Harland Clarke Holdings Corp. Overview

HARLAND CLARKE HOLDINGS CORP.

Profile

Transactional Services

- Comprehensive range of payment solutions, marketing services and security solutions
- Trusted partner operating in a highly secure network
- 12,500+ financial and commercial relationships
- Long-term contracts with 85% recurring revenue

Consumer & Business Direct

- Growth through retail channels, private label and big box relationships
- Online, direct to consumer social and business products
- Optimized customer-preferred channels

Education

- Leader in educational data capture and assessment
- Sets the example for accurate and reliable capture of student performance data
- Innovative web-based assessment solutions

Adjusted Revenue[(1)]



($ in millions)
$1,315
$1,269
$1,271
2011
2012
LTM 9/30/13

Adjusted EBITDA[(1)] and Margins



($ in millions)
$380
$382
$394
28.9%
30.1%
31.0%
2011
2012
LTM 9/30/13
Adj. EBITDA
% Margin

(1) Adjusted revenue and adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12.

37

Harland Clarke Holdings Corp. Solutions

HARLAND CLARKE HOLDINGS CORP.

- Multi-channel direct marketing including data driven solutions
- Web-based solutions for commercial and business direct and financial clients
- Transactional services for financial, commercial and education customers
  - Bill and statement presentment (paper and electronic)
  - Check forms and accessories
- Delivery, security and anti-fraud programs
  - $88M in growth since 2009, or 28% CAGR
- Contact center services
- Card services
- Survey services
- Testing and assessment solutions

LTM Revenue by Channel(1)



19%
39%
17%
25%
Web / Digital
Electronic / Indirect
Contact Center
Traditional Sales Order

Expanded into data-driven, web-based solutions

Note: LTM as of 9/30/13.
(1) Adjusted revenue pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12.

38

39 39  Price management  Package size changes  Up - sell opportunities through direct contacts − Expedited delivery with guaranteed delivery date − Enhanced check product designs − Security offerings − Business products − Labels and stamps Revenue Factors (1) Indexed to 2008 revenue per order. (2) Same store units plus non - financial institution units; excludes impact from new clients, lost clients and material conversions from e xisting clients as a result of bank acquisition and other activities. Harland Clarke Increases Revenue Per Order Unit Decline Trends (Total Company ) (2) Revenue per Order (1) 100.0 102.5 102.5 103.0 106.4 106.0 2008 2009 2010 2011 2012 YTD 2013 (9.2%) (6.5%) (4.7%) (2.0%) (0.8%) 0.1% (1.2%) 2010 2011 2012 1Q13 2Q13 3Q13 YTD 2013

 Economic growth and consumer confidence  Life events − Marriage / divorce − Starting or finishing college − Enrollment in post - secondary degree - granting institutions to grow at a 1.2% CAGR through 2021 (1) − Moving / new home − Projected housing starts expected to grow 10% annually through 2020 (2) 40 Check Unit Volume Factors Diverse range of factors positively affects new check orders Sources: Current State of the Check; Javelin Strategy & Research, 8/12/11. (1) Source: U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2021 . (2) Source: Bureau of Labor Statistics, Monthly Labor Review, January 2012.  Package quantity changes  New account opening / bank switching  New business start - ups  Demographic usage − Heavy check users (median # of checks per year: 104):  Required uses − Business vendors − School events − Music lessons − Tutor − Bake sale / fundraisers − Household vendors − Plumber − Landscaper − Cleaning services “ Check writing persists because checks have important attributes, including ubiquity and convenience, which are not well replicated by electronic alternatives for some transactions . Many receivers of checks prefer other forms of payment but exercise little control over the sender to request a preferred form of payment . ” Payment System Improvement - Public Consultation Paper, Federal Reserve, September 10, 2013

Strong HCHC YTD 3Q13 Segment Results 41 ($ in millions) YTD 3Q LTM 3Q 2012 2013 2012 2013 Adjusted EBITDA Harland Clarke $257 $271 $346 $365 Scantron 35 33 46 47 Corporate (11) (13) (14) (18) Total $280 $292 $378 $394 $378 $394 LTM 3Q12 LTM 3Q13 Adjusted EBITDA ($ in millions)  Adjusted EBITDA growth of 4.3%, to $ 394M, for LTM 9/30/13  Retail Channels check units growth of nearly 7% YTD 3Q13  Marketing Services LTM 9/30/13 revenue growth of 7%, largely from data driven FI solutions  NCP acquisition at the Harland Clarke segment is performing ahead of plan  Two new high - speed printers on - line in 4Q13 Note: Adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12.

42 VI. Financial Overview

43 Proven Combined Free Cash Flow Generation Stable Adjusted Revenue ($ in millions) Consistent Adjusted EBITDA ($ in millions) $3.8B Cumulative Free Cash Flow (Adj. EBITDA – Capex )  Modest revenue declines through recession − HC unit declines have stabilized, revenues are growing  Diverse, highly - recurring revenue streams − Multiyear contract durations  Resilient EBITDA generation through the recession  Expanding margins from continuous culture of costs savings at both HCHC and VCI − HCHC: ~580 bps margin improvement since 2008 − VCI: ~880 bps PF margin improvement since 2008  Low capex required to run and grow the business − Maintenance capex ~$30 – 35M of total capex spend per annum  Minimal working capital needs Margin HCHC 25.2% 28.9% 29.2% 28.9% 30.1% 31.0% VCI 10.4% 13.4% 15.7% 15.8% 15.6% 19.2% (1) $333 $375 $371 $329 $338 $340 $192 $244 $292 $295 $284 $256 $106 $525 $619 $663 $624 $622 $702 $525 $1,144 $1,807 $2,431 $3,053 $3,754 2008 2009 2010 2011 2012 PF LTM 9/30/13 HCHC FCF VCI FCF Cost Savings Cumulative FCF ($ in millions) $332 $337 $339 $349 $353 $358 $363 $254 $271 $307 $340 $346 $350 $357 $586 $608 $646 $689 $699 $708 $720 $586 $1,194 $1,841 $2,530 $3,229 $4,657 $4,657 2013E 2014E 2015E 2016E 2017E 2018E 2019E HCHC FCF VCI FCF Cumulative FCF $377 $411 $402 $380 $382 $394 $217 $263 $319 $317 $305 $276 $106 $594 $720 $697 $688 $776 2008 2009 2010 2011 2012 PF LTM 9/30/13 HCHC Adj. EBITDA VCI Adj. EBITDA Cost Savings $1,493 $1,424 $1,377 $1,315 $1,269 $1,271 $2,087 $1,965 $2,031 $2,010 $1,955 $1,986 $3,580 $3,389 $3,409 $3,325 $3,224 $3,257 2008 2009 2010 2011 2012 LTM 9/30/13 HCHC Adj. Revenues VCI Adj. Revenues Note: HCHC adjusted revenue and adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12. Note: VCI historical estimated revenues are based on assumption that mix of Neighborhood Targeted gross and net revenue is the same mix as in 2012 . (1) Margin calculated based on VCI adjusted EBITDA pro forma for cost savings.

44 Historical Quarterly Financials Adjusted Revenue (1) ($ in millions) $327 $326 $330 $333 $330 $311 $319 $308 $315 $314 $334 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Adjusted EBITDA (1) $91 $92 $100 $98 $92 $84 $104 $102 $99 $95 $98 27.7% 28.3% 30.4% 29.3% 27.9% 27.1% 32.5% 33.1% 31.5% 30.3% 29.2% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 HCHC Adj. EBITDA % Margin ($ in millions) Adjusted Revenue (2) ($ in millions) Adjusted EBITDA ($ in millions) $496 $510 $481 $522 $473 $492 $472 $518 $483 $496 $489 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Total Normalized Revenues $74 $81 $70 $91 $67 $77 $75 $86 $58 $66 $65 15.0% 15.9% 14.5% 17.5% 14.2% 15.6% 15.9% 16.7% 12.0% 13.4% 13.4% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Adj. EBITDA % Margin Harland Clarke Holdings Valassis Note: Financials exclude cost savings. (1) HCHC adjusted revenue and adjusted EBITDA pro forma for the sale of Harland Financial Solutions and Faneuil businesses, and exclude GlobalScholar / Spectrum K12. (2) Includes non - cash gross to net revenue adjustment due to change in contract terms for Valassis Neighborhood Targeted unit.

Neighborhood Targeted

HARLAND CLARKE HOLDINGS CORP.

Product Overview

- Provides clients with customized print and media placement services
  - Free-standing solo inserts featuring only one client
  - Broker advertising space directly on newspaper pages
- Sold as optimized solution with Shared Mail

Segment Revenue – Change in Gross to Net Revenue

- Reflects industry-wide change in contract terms from gross to net sales basis



($ in millions)
$480
$375
$326
$177
$178
$149
$119
$115
FY2010A
FY2011A
FY2012A
LTM 9/30/13A
Reported Revenue
Adjusted Revenue

45

Pro Forma Free Cash Flow

HARLAND CLARKE HOLDINGS CORP.

($ in millions)

	Pro Forma LTM 9/30/13
HCHC EBITDA	$325
Valassis EBITDA	257
Combined EBITDA	$582
(+) VCI stock based compensation	16
(+) VCI other adjustments	2
(+) HCHC loss on early extinguishment of debt	61
(+) HCHC other adjustments[(1)]	8
Combined adjusted EBITDA	$670
(+) Cost savings	106
Pro forma adj. EBITDA	**$776**

	Pro Forma LTM 9/30/13
Pro forma adj. EBITDA	$776
(–) Capex	(74)
(–) Change in net working capital	(20)
(–) Net cash interest	(232)
(–) Taxes	(141)
Cash available for debt repayment[(2)]	$309
Total debt	$3,074
FCF / total debt	*10.0%*

- Low capex businesses, with capex representing ~2% of LTM 9/30/13 pro forma combined revenues[(3)]
- Minimal working capital requirements, with the increase representing ~0.6% of LTM 9/30/13 pro forma combined revenues[(3)]
- Net cash interest is pro forma for the proposed transaction

Note: See Appendix for more detailed EBITDA reconciliations.
(1) Includes adjustments for GlobalScholar / Spectrum K12.
(2) Excludes unrealized cost savings, restructuring expenses, acquisition related expenditures, and other non-recurring expenses.
(3) Includes non-cash gross to net revenue adjustment due to change in contract terms for Valassis Neighborhood Targeted unit.

46

47 VII. Syndication Overview

Summary Timetable 48 Date Event January 14 Bank meeting to launch ABL, Term Loan and Amendment January 28 Bank commitments and amendment consents due Key Date S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 January 2014 Holiday

Summary of Terms
Asset Based Revolving Credit Facility

HARLAND CLARKE HOLDINGS CORP.

Borrower:	Harland Clarke Holdings Corp. and certain subsidiaries designated by the Borrower as Co-Borrowers
Facility:	$150M Asset Based Revolving Credit Facility • $60M LC subfacility • $10M swingline subfacility
Use of proceeds:	General corporate and working capital purposes
Maturity:	February 20, 2018, springing if certain debt remains outstanding
Drawn pricing:	L + 175 – 225 bps, subject to a grid based on availability
LIBOR floor:	None
Unused fee:	37.5 – 50.0 bps based on usage
Accordion:	$100M
Guarantors:	All existing and future direct and indirect domestic subsidiaries of the Borrower with exceptions as reflected in the existing Loan Credit Agreement
Security:	First priority perfected lien on substantially all of the current assets of the Borrowers and Guarantors and second priority perfected lien on substantially all of the other assets
Borrowing base:	As documented in the current Loan Credit Agreement, equal to the sum of the following for the Borrower and Guarantors: • 85% of eligible accounts receivable; plus • The lesser of (a) 85% of NOLV or (b) 70% of eligible inventory (lesser of book and market value); minus • Customary and other agreed to reserves Note: At the amendment effectiveness date and for the 60-day period post such date, line availability will be no less than $125M
Affirmative / Negative covenants:	Usual and customary for financings of this type and otherwise substantially consistent with the existing Loan Credit Agreement
Payment conditions:	(a) Pro-forma availability must be greater than (i) the greater of (x) $12M and (y) 15% of the facility for restricted investments and (ii) the greater of (x) $14M and (y) 17.5% of the facility for other restricted payments, (b) if pro forma Excess Availability is less than the greater of (x) $20M or (y) 25% of the facility, pro-forma compliance with a 1.0x FCCR; and (c) no default or event of default exists or would result Note: At the amendment effectiveness date and for the 60-day period post such date, clauses (a) and (b) above shall not apply unless the revolving credit exposure exceeds $130M
Reporting:	Usual and customary for financings of this type, including, but not limited to: • Monthly borrowing base certificates, commencing on any day after the 60th day following closing springing to weekly when an event of default or a payment default exists or availability is less than the greater of (a) $10M and (b) 12.5% of the lesser of (i) total commitments and (ii) the borrowing base (a "Reporting Trigger Period") • One inventory appraisal per annum, springing to two during a Reporting Trigger Period • Two field exams per annum, springing to three per annum during a Reporting Trigger Period
Financial covenant:	Commencing on any day after the 60th day following closing, springing minimum fixed charge coverage ratio of 1.0x, tested if availability is less than the greater of (a) $8M and (b) 10% of the lesser of (i) total commitments and (ii) the borrowing base
Cash dominion:	Commencing on any day after the 60th day following closing, springing when an event of default exists or availability is less than the greater of (a) $8M and (b) 10% of the lesser of (i) total commitments and (ii) the borrowing base for three business days

49

Summary of Terms New Senior Secured Tack - On Term Loan B - 3 50 Borrower: Harland Clarke Holdings Corp. and certain subsidiaries designated by the Borrower as Co-Borrowers Lead Arranger: Credit Suisse Securities (USA) LLC Facility: $500M Senior Secured Tack-On Term Loan B-3 (fungible with existing Term Loan B-3) Use of proceeds: To finance the acquisition of Valassis Communications, Inc., to refinance existing debt and to pay fees and expenses associated with the transaction Maturity: May 2018 (approximately one year after the maturity of the extended term loans (the Tranche B-2 Term Loans)) with a springing maturity inside the May 2015 notes Interest rate: L + 550 bps LIBOR floor: 1.50% Issue price: 99 Incremental: $250M basket with unlimited amounts up to 3.3x Senior Secured Leverage; 50 bps of MFN Amortization: Consistent with existing Term Loan B-3, with minimum aggregate amortization payments per annum (with respect to all Term Loans) of lower of i) $75M or ii) 5% of all debt secured on a pari passu basis Call protection: Consistent with existing Term Loan B-3 (102 until April 2014, 101 until April 2015) Guarantors: All existing and future direct and indirect domestic subsidiaries of the Borrower with exceptions as reflected in the existing Loan Credit Agreement Security: Second priority perfected lien on substantially all of the current assets of the Borrowers and Guarantors and first priority perfected lien on substantially all of the other assets Mandatory prepayments: Consistent with the existing Loan Credit Agreement: Customary for facilities of this type and including prepayments from excess cash flow and the issuance of debt securities not otherwise permitted Affirmative covenants: Consistent with the existing Loan Credit Agreement: Customary for facilities of this type Negative covenants: Substantially consistent with the existing Loan Credit Agreement, with revisions to certain baskets and exceptions: Customary for facilities of this type and including limitations on indebtedness, liens, guarantees, mergers and acquisitions, asset sales, restricted payments, transactions with affiliates and investments Financial covenants: None

51 Current Terms Proposed New Terms Permitted liens  Collateral sharing lien cap of 3.25x Senior Secured Leverage  Increase collateral sharing lien cap to 3.30x Senior Secured Leverage to match existing secured bond indenture  Increase junior lien cap to 4.25x Senior Secured Leverage Unrestricted subsidiary basket  Greater of $70M or 1% of CTA  Greater of $100M or 3% of CTA to match existing secured bond indenture Receivables facility basket  $150M  Increase to $250M to match ABL basket Incremental  $250M incremental basket not subject to leverage test  $250M incremental basket plus unlimited amounts up to 3.3x Senior Secured Leverage  Ability to use incremental for cash flow revolver Cash cap  $40M  Increase to $75M Adjustments to EBITDA  As contained in existing definition of EBITDA  Synergy add - back adjustment to EBITDA with 5% cap to match existing secured bond indenture Similar business investment basket  Greater of $100M or 2.5% of CTA  Greater of $175M or 5% of CTA to match existing secured bond indenture  Amendment fee: 12.5 bps General investment basket  $150M  Increase to $200M ABL basket  $150M  Increase to $250M, with ability to have a replacement cash flow revolver Certain Proposed Changes to Credit Agreement

Pro Forma Corporate Organizational Structure

HARLAND CLARKE HOLDINGS CORP.


MacAndrews & Forbes Holdings Inc. Delaware
CA Acquisition Holdings Inc.(1) Delaware
Harland Clarke Holdings Corp.(2) Delaware
$150M ABL (unfunded at close)
$1,871M first lien term loans
$560M senior secured notes
$640M senior unsecured notes
Harland Clarke Corp.(3) Delaware
Valassis Communications, Inc.(3) Delaware
Scantron Corporation(3) Delaware
Valassis Subsidiaries
Other Subsidiaries

Note: Excludes immaterial subsidiaries.
Note: HCHC and Valassis will be merged if the VCI 2021 Notes remain outstanding.
Note: As of 9/30/13, HCHC and VCI had $2,084M and $529M, respectively, of debt outstanding.
(1) Guarantor of the senior secured credit facilities.
(2) Issuer of the notes and borrower under the senior secured credit facilities.
(3) Guarantor and co-obligor of the notes and the senior secured credit facilities.

52

53 Appendix

Harland Clarke Holdings Corp. (excl. Faneuil) Adjusted Revenue and EBITDA Reconciliations

HARLAND CLARKE HOLDINGS CORP.

($ in millions)

	2008	2009	2010	2011	2012	3Q YTD 2012	3Q YTD 2013	LTM 3Q 2013
Revenues	**$1,492**	**$1,423**	**$1,378**	**$1,325**	**$1,311**	**$992**	**$1,005**	**$1,325**
Impact of acquisition accounting adjustments	2	0	3	11	(19)	(13)	(18)	(24)
Adjusted Revenues	**$1,493**	**$1,424**	**$1,381**	**$1,336**	**$1,292**	**$979**	**$987**	**$1,301**
Less: Impact from Global Scholar / Spectrum	–	–	(3)	(20)	(24)	(18)	(24)	(29)
Adj. Revenues (excl. Global Scholar / Spectrum K12)	**$1,493**	**$1,424**	**$1,377**	**$1,315**	**$1,269**	**$960**	**$963**	**$1,271**

	2008	2009	2010	2011	2012	3Q YTD 2012	3Q YTD 2013	LTM 3Q 2013
Operating Income	**$229**	**$215**	**$247**	**$104**	**$172**	**$114**	**$174**	**$232**
Depreciation and amortization	134	133	127	136	170	128	112	154
Gain/(loss) on early extinguishment of debt	–	65	–	(0)	(34)	(34)	(61)	(61)
Loss from equity method investment	–	–	–	–	(0)	–	(1)	(1)
Other income (expense)	(0)	0	0	13	(0)	(0)	–	–
EBITDA	**$362**	**$413**	**$374**	**$253**	**$308**	**$208**	**$225**	**$325**
Adjustments:								
Restructuring costs	11	29	19	12	17	15	15	17
Acq.-related def. purch. price / changes in contg. cons.	–	–	0	(24)	–	–	–	–
(Gain)/loss on early extinguishment of debt	–	(65)	–	0	34	34	61	61
Gain on sale of marketable securities	–	–	–	(13)	–	–	–	–
Asset impairment charges	2	34	4	109	1	0	1	2
Impact of acquisition accounting adjustments	2	0	3	14	(11)	(4)	(21)	(28)
Transaction-related expenses	–	–	–	–	3	3	4	4
Unusual legal expenses	–	–	–	–	–	–	4	4
Non-cash costs from discontinued products	–	–	–	–	–	–	2	2
Loss from equity method investment	–	–	–	–	0	–	1	1
Customer billings in excess of recognized revenues	–	–	2	11	12	10	(10)	(8)
Adjusted EBITDA	**$377**	**$411**	**$402**	**$362**	**$365**	**$266**	**$281**	**$380**
Plus: Impact from Global Scholar / Spectrum	–	–	(0)	18	17	14	11	14
Adjusted EBITDA (excl. Global Scholar / Spectrum K12)	**$377**	**$411**	**$402**	**$380**	**$382**	**$280**	**$292**	**$394**

54

Harland Clarke Holdings Corp. (incl. Faneuil) Adjusted Revenue and EBITDA Reconciliations

HARLAND CLARKE HOLDINGS CORP.

($ in millions)

	2008	2009	2010	2011	2012	3Q YTD 2012	3Q YTD 2013	LTM 3Q 2013
Revenues	$1,498	$1,434	$1,389	$1,338	$1,415	$1,069	$1,085	$1,431
Impact of acquisition accounting adjustments	2	0	3	11	(19)	(13)	(18)	(24)
Adjusted Revenues	$1,500	$1,434	$1,391	$1,349	$1,396	$1,056	$1,066	$1,407
Less: Impact from Global Scholar / Spectrum	–	–	(3)	(20)	(24)	(18)	(24)	(29)
Adj. Revenues (excl. Global Scholar / Spectrum K12)	$1,500	$1,434	$1,388	$1,328	$1,373	$1,038	$1,043	$1,378

	2008	2009	2010	2011	2012	3Q YTD 2012	3Q YTD 2013	LTM 3Q 2013
Operating Income	$231	$218	$248	$105	$178	$118	$179	$239
Depreciation and amortization	136	135	129	137	175	132	115	159
Gain/(loss) on early extinguishment of debt	–	65	–	(0)	(34)	(34)	(61)	(61)
Loss from equity method investment	–	–	–	–	(0)	–	(1)	(1)
Other income (expense)	(0)	0	0	13	(0)	(0)	–	–
EBITDA	$366	$418	$378	$255	$318	$215	$233	$336
Adjustments:								
Restructuring costs	11	29	20	12	19	16	15	17
Acq.-related def. purch. price / changes in contg. cons.	–	–	0	(24)	–	–	–	–
(Gain)/loss on early extinguishment of debt	–	(65)	–	0	34	34	61	61
Gain on sale of marketable securities	–	–	–	(13)	–	–	–	–
Asset impairment charges	2	34	4	112	2	1	1	2
Impact of acquisition accounting adjustments	2	0	3	14	(11)	(4)	(21)	(28)
Transaction-related expenses	–	–	–	–	4	3	4	4
Unusual legal expenses	–	–	–	–	1	1	4	4
Non-cash costs from discontinued products	–	–	–	–	–	–	2	2
Loss from equity method investment	–	–	–	–	0	–	1	1
Customer billings in excess of recognized revenues	–	–	2	11	12	10	(10)	(8)
Adjusted EBITDA	$381	$416	$406	$367	$378	$276	$290	$392
Plus: Impact from Global Scholar / Spectrum	–	–	(0)	18	17	14	11	14
Adjusted EBITDA (excl. Global Scholar / Spectrum K12)	$381	$416	$406	$385	$395	$290	$301	$406

55

Harland Clarke Adjusted Revenue and EBITDA Reconciliations 56 ($ in millions) 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Revenues $1,305 $1,239 $1,203 $1,145 $1,143 $866 $875 $1,151 Impact of acquisition accounting adjustments – – 1 2 (30) (23) (24) (31) Adjusted Revenues $1,305 $1,239 $1,204 $1,146 $1,113 $843 $850 $1,120 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Operating Income $219 $197 $241 $242 $214 $152 $193 $255 Depreciation and amortization 113 110 104 94 146 111 93 128 EBITDA $331 $307 $345 $336 $360 $262 $285 $383 Adjustments: Restructuring costs 8 26 12 8 11 9 8 10 Acq.-related def. purch. price / changes in contg. cons. – – – (1) – – – – Asset impairment charges 2 34 4 1 1 0 0 1 Impact of acquisition accounting adjustments – – 1 5 (22) (15) (25) (32) Unusual legal expenses – – – – – – 3 3 Adjusted EBITDA $342 $366 $361 $348 $350 $257 $271 $365

Scantron (incl. HTS) Adjusted Revenue and EBITDA Reconciliations 57 ($ in millions) 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Revenues $188 $185 $175 $181 $171 $127 $132 $177 Impact of acquisition accounting adjustments 2 0 2 9 11 10 6 7 Adjusted Revenues $190 $185 $177 $190 $182 $137 $139 $183 Less: Impact from Global Scholar / Spectrum – – (3) (20) (24) (18) (24) (29) Adj. Revenues (excl. Global Scholar / Spectrum K12) $190 $185 $174 $170 $158 $119 $115 $154 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Operating Income 25 31 21 (123) (23) (25) (1) – Depreciation and amortization 21 23 23 42 24 18 20 26 EBITDA $46 $54 $44 ($81) $1 ($7) $18 $26 Adjustments: Restructuring costs 2 3 7 5 6 6 7 7 Acq.-related def. purch. price / changes in contg. cons. – – 0 (23) – – – – Asset impairment charges – 0 – 108 – – 1 1 Impact of acquisition accounting adjustments 2 0 2 10 11 11 4 4 Transaction-related expenses – – – – 0 0 – – Non-cash costs from discontinued products – – – – – – 2 2 Customer billings in excess of recognized revenues – – 2 11 12 10 (10) (8) Adjusted EBITDA $50 $57 $56 $29 $31 $21 $22 $32 Plus: Impact from Global Scholar / Spectrum – – (0) 18 17 14 11 14 Adjusted EBITDA (excl. Global Scholar / Spectrum K12) $50 $57 $55 $48 $48 $35 $33 $47

Faneuil (excl. HTS) Adjusted Revenue and EBITDA Reconciliations 58 ($ in millions) 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Revenues $6 $11 $11 $13 $104 $77 $80 $106 Impact of acquisition accounting adjustments – – – – – – – – Adjusted Revenues $6 $11 $11 $13 $104 $77 $80 $106 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Operating Income $2 $2 $2 $1 $5 $4 $5 $7 Depreciation and amortization 2 3 3 2 5 3 3 5 EBITDA $4 $5 $4 $2 $10 $7 $8 $11 Adjustments: Restructuring costs – – 0 – 1 1 0 0 Asset impairment charges – – – 3 1 1 – 0 Impact of acquisition accounting adjustments – – – – 0 – – 0 Transaction-related expenses – – – – 0 – – 0 Unusual legal expenses – – – – 1 1 – 0 Adjusted EBITDA $4 $5 $4 $5 $13 $10 $9 $12

Valassis Adjusted Revenue and EBITDA Reconciliations 59 ($ in millions) 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Revenues $2,382 $2,244 $2,334 $2,236 $2,162 $1,583 $1,468 $2,047 Less: impact of Neighborhood Targeted gross to net (295) (279) (302) (226) (207) (146) – (62) Adjusted Revenues $2,087 $1,965 $2,031 $2,010 $1,955 $1,437 $1,468 $1,986 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Net income ($210) $67 $385 $113 $119 $85 $76 $110 Income taxes (6) 44 247 66 66 45 46 67 Interest expense, net 96 87 64 35 29 21 22 30 Depreciation and amortization 69 68 61 61 58 43 36 51 Other non-cash expense (income), net 5 (4) (6) (2) 3 1 (2) (0) EBITDA ($45) $261 $753 $273 $274 $195 $178 $257 Adjustments: Stock-based compensation expense 7 7 32 13 14 7 9 16 Goodwill impairment 206 – – – 8 8 – – Intangible asset impairment 40 – – 7 – – – Restructuring and other non-recurring charges 7 5 – 2 9 10 2 2 Post-employment charges (ex-CEO non compete) – – – 5 – – – – Gain from litigation settlement – – (490) – – – – – Loss on extinguishment of debt – (10) 24 16 – – – Brand.net acquisition costs – – – – 1 – – 1 Adjusted EBITDA $217 $263 $319 $317 $305 $219 $190 $276

Shared Mail Adjusted Revenue and EBITDA Reconciliations 60 ($ in millions) 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Revenues $1,371 $1,279 $1,307 $1,351 $1,366 $1,008 $1,006 $1,363 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Operating Income $90 $110 $157 $192 $201 $147 $130 $185 Depreciation and amortization 52 49 41 37 32 24 18 25 EBITDA $142 $159 $198 $229 $233 $171 $148 $210 Adjustments: Stock Compensation 1 1 11 6 7 3 5 8 Equity income/other – – – 2 1 1 0 (0) Restructuring/severance 2 2 – – – – – – Amortization of contract incentive – – – – – – – – Adjusted EBITDA $145 $162 $209 $237 $241 $176 $153 $218

Free Standing Inserts Adjusted Revenue and EBITDA Reconciliations 61 ($ in millions) 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Revenues $370 $361 $368 $316 $284 $219 $241 $306 2008 2009 2010 2011 2012 3Q YTD 2012 3Q YTD 2013 LTM 3Q 2013 Operating Income $2 $12 $25 $14 $22 $20 $28 $30 Depreciation and amortization 13 12 13 13 13 10 8 11 EBITDA $15 $24 $38 $27 $35 $30 $36 $41 Adjustments: Stock Compensation 4 4 15 4 5 3 3 6 Equity income/other 0 0 0 3 1 0 – 1 Restructuring/severance 2 2 – – – – – – Amortization of contract incentive 2 – – – – – – – Adjusted EBITDA $23 $29 $53 $34 $41 $33 $40 $47

62